Exhibit 99.1

                Netopia Reports Second Quarter Results

    EMERYVILLE, Calif.--(BUSINESS WIRE)--April 19, 2004--Netopia, Inc. (NASDAQ:NTPA), a market leader in broadband and wireless products and services, today announced results for the second fiscal quarter ended March 31, 2004. Revenues for the second fiscal quarter ended March 31, 2004 were $21.9 million, a 14% increase from $19.2 million for the same period in the prior fiscal year, and a 23% decrease from $28.6 million for the prior quarter ended December 31, 2003.
    Net loss on a GAAP basis for the second fiscal quarter was ($1.6) million or ($0.07) per share, compared to a net loss of ($3.1) million or ($0.16) per share for the same period in the prior fiscal year, and compared to net income of $1.1 million or $0.04 per diluted share in the prior quarter ended December 31, 2003.
    Non-GAAP loss for the second fiscal quarter (which for the current period excludes amortization of acquired technology and other intangible assets) was ($1.2) million or ($0.05) per share, compared to a loss of ($2.2) million or ($0.11) per share for the same period in the prior fiscal year, and compared to net income of $1.5 million or $0.06 per diluted share in the prior quarter ended December 31, 2003.
    "Although revenues declined in the second fiscal quarter compared to the first fiscal quarter, Netopia continues to attract new carrier customers for our 3-D Reach(TM) Wi-Fi Gateways. We have strengthened our customer relationships with leading carriers in the United States and Europe," said Alan Lefkof, Netopia's president and CEO. "Despite our disappointment in reporting a loss for the quarter, we believe that we can return to revenue growth and profitability over the next two quarters. Our product and services portfolio continues to grow as the broadband marketplace evolves at a rapid pace."

    Recent Announcements:

    During the quarter, Netopia continued to enhance its broadband gateways and service delivery software offerings. Significant recent announcements include:

    --  "Netopia Rolls Out Compact DSL Technician Tool" 4/12/2004

    --  "Netopia 3300 Product Family Receives ICSA Labs Firewall
        Product Certification" 4/5/2004

    --  "Linksys and Netopia Team to Offer Parental Control Services"
        3/15/2004

    --  "Wi-Fi CERTIFIED 802.11 VoIP Phones Now Eligible for
        Participation in Netopia 3-D Reach Interoperability Program"
        2/9/2004

    -- "eircom, Ireland's Leading Communications Company, Selects Netopia's Residential Product Portfolio for Mass Deployment" 1/21/2004

    --  "Netopia Introduces the World's Smallest ADSL Smart Modem"
        1/13/2004

    Note:

    Netopia will provide a live Webcast of the conference call for its second quarter earnings release. The conference call will take place at 5:00 p.m. Eastern time/2:00 p.m. Pacific time on Monday, April 19, 2004. To listen to the call, go to Netopia's Web site, www.netopia.com, and click on the Webcast link. To listen to the telephone conference, dial 1-973-317-5319.
    An archived recording of the conference call will be available on Netopia's Web site for one year, and by telephone from April 19 - April 25, 2004. To listen to the archived recording, dial 1-973-709-2089 and enter the pass code 348193, or go to Netopia's Web site.

    About Netopia

    Netopia, Inc. is a market leader in broadband and wireless products and services that simplify and enhance broadband delivery to residential and business-class customers. Netopia's offerings provide carriers and broadband service providers with feature-rich DSL smart modems, routers and gateways, software that simplifies installation and reduces ongoing support needs, as well as value-added services to enhance their revenue generation. Netopia's Wi-Fi CERTIFIED(TM) gateways include 3-D Reach(TM) technology delivering enhanced wireless range, security and performance.
    Netopia's DSL smart modems, routers and gateways come with a suite of installation wizards and support utilities that offer a comprehensive approach to installation, deployment, service provisioning, application setup, self-diagnostics and troubleshooting. Netopia provides value-added services with its server software platform, including the netOctopus(R) suite of gateway and PC management and customer support software solutions, a server-based Parental Controls subscription service, and the Web eCommerce server software. netOctopus Desktop Support and eCare software enable broadband service providers and enterprises to support customers and devices by remotely viewing and operating the desktop or other device.
    Netopia has established strategic distribution relationships with leading carriers and broadband service providers including BellSouth, Covad Communications, EarthLink, Eircom, France Telecom, Hong Kong Telecom/PCCW, MegaPath Networks, Netifice, SBC Communications, Swisscom, Telecom Italia and Verizon.
    Headquartered in Emeryville, Calif., Netopia's common stock trades on The Nasdaq Stock Market(R) under the symbol "NTPA." Further information about Netopia can be obtained via phone 510-420-7400, fax 510-420-7601, or on the Web at www.netopia.com.

    Note regarding Unaudited Non-GAAP Consolidated Statements of
Operations:

    To supplement our Unaudited GAAP Consolidated Statements of Operations, Netopia uses non-GAAP measures of net income (loss) and income (loss) per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses that we believe are not indicative of our core operating results. In addition, because we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP results provides consistency in our financial reporting. The Unaudited Non-GAAP Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. The Unaudited Non-GAAP Consolidated Statements of Operations should be reviewed in conjunction with the schedule that provides a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles.

    Safe Harbor Statement under the Private Securities Litigation
Reform Act of 1995:

    Portions of this release that are not statements of historical fact may include forward-looking statements. Statements regarding Netopia, Inc.'s beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning product development, anticipated new products and customers, growth opportunities, and future operating results. Netopia's actual results could differ materially. Factors that might cause a difference include, but are not limited to: Netopia's continued ability to form key relationships for our broadband modems, routers and gateways, other Internet equipment and service delivery software products; Netopia's ability to enter into new distribution partnerships; Netopia's ability to develop new broadband modems, routers and gateways, other Internet equipment and service delivery software products in a timely manner; market acceptance of Netopia's products; the pace of development and market acceptance of Netopia's products and the market for broadband modems, routers and gateways, other Internet equipment and Web platform and service delivery software products generally; the highly competitive nature of Netopia's markets and competitive pricing pressures; the uncertainties associated with international operations; intense competition from third parties offering competitive broadband modems, routers and gateways and other Internet equipment, and competitive Web platform and service delivery software products; and economic conditions generally. In addition, prior period-to-period comparisons of revenues are not necessarily indicative of period-to-period comparative revenues in future periods. Prospective and current investors are cautioned not to place undue reliance on any such forward-looking statements. Further, Netopia expressly disclaims any obligation to revise or update any of the forward-looking statements contained herein to reflect future events or developments after the date hereof. Netopia does not undertake to update any oral or written forward looking-statement that may be made by or on behalf of Netopia. For more information concerning Netopia and risk factors that may affect Netopia's future results and may cause actual results to vary from results anticipated in forward-looking statements, investors should review Netopia's public filings with the United States Securities and Exchange Commission, which are available by calling Netopia at 510-420-7516 or online at www.sec.gov.

    All company names, brand names and product names are trademarks of their respective holder(s).


         UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
      For the Three and Six Months Ended March 31, 2004 and 2003

                              Three months ended    Six months ended
                                   March 31,           March 31,
                              ------------------- --------------------
                                2004      2003      2004      2003
======================================================================
                              (in thousands; except per share amounts)
REVENUES:
   Internet equipment          $18,052   $14,838   $41,998    $29,434
   Web platform licenses and
    services                     3,844     4,400     8,497      9,407
----------------------------------------------------------------------
     Total revenues             21,896    19,238    50,495     38,841
----------------------------------------------------------------------
COST OF REVENUES:
   Internet equipment           12,533    10,920    28,992     21,631
   Web platform licenses and
    services                       231       345       439        774
   Amortization of acquired
    technology                     300       288       600        576
----------------------------------------------------------------------
     Total cost of revenues     13,064    11,553    30,031     22,981
----------------------------------------------------------------------
   GROSS PROFIT                  8,832     7,685    20,464     15,860
----------------------------------------------------------------------
OPERATING EXPENSES:
   Research and development      4,069     4,026     8,030      8,009
   Research and development
    project cancellation
    costs                           --        --        --        606
   Selling and marketing         5,211     5,130    10,526     10,791
   General and administrative    1,188     1,107     2,439      2,535
   Amortization of other
    intangible assets               87        86       173        172
   Restructuring costs              --        --        --        342
----------------------------------------------------------------------
     Total operating expenses   10,555    10,349    21,168     22,455
----------------------------------------------------------------------
OPERATING LOSS                  (1,723)   (2,664)     (704)    (6,595)

Other income (loss), net            77      (462)      245       (469)
----------------------------------------------------------------------
     Loss before income taxes   (1,646)   (3,126)     (459)    (7,064)
----------------------------------------------------------------------
Provision for income taxes         (11)       --        46         --
----------------------------------------------------------------------
     NET LOSS                  $(1,635)  $(3,126)    $(505)   $(7,064)
======================================================================
Per share data, net loss:
  Basic and diluted net loss
   per share                    $(0.07)   $(0.16)   $(0.02)    $(0.37)
======================================================================
  Shares used in the basic and
   diluted per share
   calculation                  23,536    19,163    22,882     19,033
======================================================================

       UNAUDITED NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
      For the Three and Six Months Ended March 31, 2004 and 2003

                   (See Below for Reconciliation to
        Unaudited GAAP Consolidated Statements of Operations*)

                              Three months ended    Six months ended
                                   March 31,           March 31,
                              ------------------- --------------------
                                2004      2003      2004      2003
======================================================================
                              (in thousands; except per share amounts)
REVENUES:
   Internet equipment          $18,052   $14,838   $41,998    $29,434
   Web platform licenses and
    services                     3,844     4,400     8,497      9,407
----------------------------------------------------------------------
     Total revenues             21,896    19,238    50,495     38,841
----------------------------------------------------------------------

COST OF REVENUES:
   Internet equipment           12,533    10,920    28,992     21,631
   Web platform licenses and
    services                       231       345       439        774
----------------------------------------------------------------------
     Total cost of revenues     12,764    11,265    29,431     22,405
----------------------------------------------------------------------
   GROSS PROFIT                  9,132     7,973    21,064     16,436
----------------------------------------------------------------------
OPERATING EXPENSES:
   Research and development      4,069     4,026     8,030      8,009
   Selling and marketing         5,211     5,130    10,526     10,791
   General and administrative    1,188     1,014     2,439      2,245
----------------------------------------------------------------------
     Total operating expenses   10,468    10,170    20,995     21,045
----------------------------------------------------------------------
OPERATING INCOME (LOSS)         (1,336)   (2,197)       69     (4,609)

Other income (loss), net            77        (5)      245        (12)
----------------------------------------------------------------------
     Income (loss) before
      income taxes              (1,259)   (2,202)      314     (4,621)
----------------------------------------------------------------------
Provision for income taxes         (11)       --        46         --
----------------------------------------------------------------------
     NON-GAAP INCOME (LOSS)    $(1,248)  $(2,202)     $268    $(4,621)
======================================================================
Per share data, non-GAAP
 income (loss):
  Basic non-GAAP income
   (loss) per share             $(0.05)   $(0.11)    $0.01     $(0.24)
======================================================================
  Diluted non-GAAP income
   (loss) per share             $(0.05)   $(0.11)    $0.01     $(0.24)
======================================================================
  Shares used in basic per
   share calculation            23,536    19,163    22,882     19,033
======================================================================
  Shares used in the diluted
   per share calculation        23,536    19,163    26,578     19,033
======================================================================

* To supplement our Unaudited GAAP Consolidated Statements of Operations, Netopia uses non-GAAP measures of operating income (loss), net income (loss) and income (loss) per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses that we believe are not indicative of our core operating results. In addition, since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP results provides consistency in our financial reporting. The Unaudited Non-GAAP Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

The Unaudited Non-GAAP Consolidated Statements of Operations should be reviewed in conjunction with the following schedule that provides a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles. The non-GAAP amounts set forth above have been adjusted to exclude the following:

                              Three months ended    Six months ended
                                   March 31,           March 31,
                              ------------------- --------------------
                                  2004      2003      2004       2003
======================================================================
                              (in thousands; except per share amounts)
Net income (loss) including
 the effect of the non-GAAP
 adjustments                   $(1,248)  $(2,202)     $268    $(4,621)
Amortization of acquired
 technology                        300       288       600        576
Amortization of other
 intangible assets                  87        86       173        172
Research and development
 project cancellation costs         --        --        --        606
Restructuring costs                 --        --        --        342
Loss on impaired securities         --       457        --        457
Facility relocation costs           --        93        --        290
----------------------------------------------------------------------
Net loss - GAAP basis          $(1,635)  $(3,126)    $(505)   $(7,064)
======================================================================
Basic and diluted loss per
 share - GAAP basis             $(0.07)   $(0.16)   $(0.02)    $(0.37)
======================================================================
Shares used in the basic and
 diluted per share
 calculation                    23,536    19,163    22,882     19,033
======================================================================


                 Condensed Consolidated Balance Sheets
              As of March 31, 2004 and September 30, 2003

                                             March 31,   September 30,
                                               2004          2003*
======================================================================
ASSETS
Current assets
  Cash and cash equivalents                     $25,928       $22,208
  Trade receivables, net                         15,185        16,755
  Inventories, net                               12,232         5,968
  Prepaid expenses and other current assets         878           899
----------------------------------------------------------------------
    Total current assets                         54,223        45,830
Furniture, fixtures and equipment, net            3,216         3,740
Intangible assets, net                            6,972         6,235
Long-term investments                             1,032         1,032
Deposits and other assets                         1,069         1,105
----------------------------------------------------------------------
    TOTAL ASSETS                                $66,512       $57,942
======================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                             $17,396       $17,133
Long-term liabilities                               325           432
----------------------------------------------------------------------
    Total liabilities                            17,721        17,565
Stockholders' equity                             48,791        40,377
----------------------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS'
     EQUITY                                     $66,512       $57,942
======================================================================

* Derived from the audited consolidated balance sheet dated September 30, 2003 included in Netopia, Inc.'s 2003 Annual Report on Form 10-K.


    CONTACT: Netopia, Inc.
             William D. Baker, 510-420-7512
             wbaker@netopia.com